Exhibit 10.1(h)

Execution Version

SEVENTH AMENDMENT TO SECOND
AMENDED AND RESTATED CREDIT AGREEMENT

THIS SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Seventh Amendment”), dated as of August 1, 2012, is by and among (i) HECLA ALASKA LLC, a Delaware limited liability company, HECLA GREENS CREEK MINING COMPANY, a Delaware corporation and HECLA JUNEAU MINING COMPANY, a Delaware corporation (collectively, the “Borrowers”), (ii) each of the other obligors identified as “Other Obligors” on the signature pages hereto and (iii) each of the banks and other financial institutions identified as “Lenders” on the signature pages hereto (the “Lenders”).

W I T N E S S E T H:

WHEREAS, pursuant to the Second Amended and Restated Credit Agreement, dated as of October 14, 2009 (as amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and, as amended by this Seventh Amendment and as the same may be further amended, supplemented, amended or restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the Obligors party thereto, the Lenders party thereto, and The Bank of Nova Scotia, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), the Lenders have made commitments to extend certain credit facilities to the Borrowers;

WHEREAS, the Borrowers have requested that the Lenders agree to amend certain provisions of the Existing Credit Agreement as more specifically set forth herein, in each case upon the terms and conditions contained in this Seventh Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the agreements herein contained, the parties hereby agree as follows:

PART I
DEFINITIONS

SUBPART 1.1  Certain Definitions.  Unless otherwise defined herein or the context otherwise requires, the following terms used in this Seventh Amendment, including its preamble and recitals, have the following meanings:

“Administrative Agent” is defined in the recitals.

“Borrowers” is defined in the preamble.

“Credit Agreement” is defined in the recitals.

“Existing Credit Agreement” is defined in the recitals.

“Lenders” is defined in the preamble.

“Seventh Amendment” is defined in the preamble.

“Seventh Amendment Effective Date” is defined in Subpart 5.1.

SUBPART 1.2  Other Definitions.  Unless otherwise defined herein or the context otherwise requires, terms used in this Seventh Amendment, including its preamble and recitals, have the meanings provided in the Credit Agreement.

PART II
AMENDMENTS TO EXISTING CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the Seventh Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II.  Except as so amended, the Existing Credit Agreement and the other Loan Documents shall continue in full force and effect.

SUBPART 2.1  Amendments.

(a)           Amendments to Section 1.1.  Section 1.1 of the Existing Credit Agreement is hereby amended as follows:

(i)           by amending and restating the definition of “Applicable Margin” to read as follows:

“Applicable Margin” means, (i) prior to the Seventh Amendment Effective Date, with respect to each Loan, an amount per annum applicable to such Loan, based upon the Leverage Ratio as determined from time to time, equal to the rates set forth in the Existing Credit Agreement, and (ii) on and after the Seventh Amendment Effective Date, with respect to each Loan, an amount per annum applicable to such Loan, based upon the Leverage Ratio as determined from time to time, equal to the following:

Tier	Leverage Ratio	LIBO Rate Loans	Base Rate Loans
I	< 1.00	3.00%	2.00%
II	≥ 1.00 but < 2.00	3.25%	2.25%
III	≥ 2.00 but < 2.50	3.50%	2.50%
IV	≥ 2.50	3.75%	2.75%
(ii)           by amending and restating the definition of “Commitment Amount” to read as follows:

“Commitment Amount” means, on any date, $150,000,000, as such amount may be reduced from time to time pursuant to Section 2.2.

(iii)           by amending and restating clause (y)(A) of the definition of “Excess Cash Flow” to read as follows:

“(A)            Interest Expense (other than the dividends described in clause (ii) of that definition which shall be excluded for purposes of the definition of Excess Cash Flow) actually paid in cash by the Parent and Subsidiaries,”

(iv)           by amending and restating the definition of “Stated Maturity Date” to read as follows:

“Stated Maturity Date” means, with respect to all Loans, August 1, 2015.

(b)           Amendments to Section 2.4.  Section 2.4 of the Existing Credit Agreement is hereby amended as follows:

(i)           by adding after the last comma in such Section, the words “Capital Expenditures”.

(c)           Amendments to Section 4.3.  Section 4.3 of the Existing Credit Agreement is hereby amended as follows:

(i)           by adding after the words “Applicable Law” in such section, the words “(including the Dodd-Frank Wall Street Reform and Consumer Protection Act and any Applicable Law implementing the provisions of Basel III)”.

(d)           Amendments to Section 4.5.  Section 4.5 of the Existing Credit Agreement is hereby amended as follows:

(i)           By adding after the words “Applicable Law” in such section, the words “(including the Dodd-Frank Wall Street Reform and Consumer Protection Act and any Applicable Law implementing the provisions of Basel III)”.

(ii)           By adding the after the words “the amount of capital” in such section, the words “or liquidity”.

PART III
AFFIRMATION AND CONSENT

SUBPART 3.1  Affirmation and Consent.  Each of the Obligors confirms that it has received a copy of this Seventh Amendment and restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the other Loan Documents to which it is a party, effective as of the date hereof, after giving effect to this Seventh Amendment.

PART IV
WAIVER

SUBPART 4.1  Permitted Acquisition.  The Agent and each of the Lenders hereby agrees that clause (b) of the definition of “Permitted Acquisition” in the Credit Agreement, and the limitations of Section 7.2.5(h), shall be deemed not to apply to any acquisition of the Capital Securities of U.S. Silver Corporation that may be preceded by an unsolicited tender offer or a proxy contest initiated by the Parent or any of its Subsidiaries.

PART V
CONDITIONS TO EFFECTIVENESS

SUBPART 5.1  Amendment Effective Date.  This Seventh Amendment shall be and become effective as of the date (the “Seventh Amendment Effective Date”) when the last of all of the conditions set forth in this Part V shall have been satisfied.

SUBPART 5.2  Execution of Counterparts of Seventh Amendment.  The Administrative Agent shall have received counterparts satisfactory to the Administrative Agent of this Seventh Amendment, which collectively shall have been duly executed on behalf of each Borrower, each of the other Obligors and each Lender.

SUBPART 5.3  Representations and Warranties.  The representations and warranties contained in Subpart 6.4 shall be true and correct in all material respects on and as of the Seventh Amendment Effective Date.

SUBPART 5.4  Amendment Fee.  The Administrative Agent shall have received for the account of each Lender an amendment fee as set forth in that certain fee letter dated as of August 1, 2012, among the Borrowers, the Parent and the Lenders.

SUBPART 5.5  Costs and Expenses, etc.  The Administrative Agent shall have received for its account and the account of each Lender, all fees, costs and expenses due and payable pursuant to Section 10.3 of the Credit Agreement, if then invoiced, and any and all other Loan Documents.

PART VI
MISCELLANEOUS

SUBPART 6.1  Cross-References.  References in this Seventh Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Seventh Amendment.

SUBPART 6.2  Instrument Pursuant to Existing Credit Agreement.  This Seventh Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

SUBPART 6.3  References in Other Loan Documents.  At such time as this Seventh Amendment shall become effective pursuant to the terms of Part V, all references in the Loan Documents to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended by this Seventh Amendment.

SUBPART 6.4  Representations and Warranties of the Obligors.  Each Obligor hereby represents and warrants that (a) it has the requisite power and authority to execute, deliver and perform this Seventh Amendment, (b) it is duly authorized to, and has been authorized by all necessary action, to execute, deliver and perform this Seventh Amendment, (c) the representations and warranties contained in Article VI of the Credit Agreement and applicable to such Obligor are true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those which expressly relate to an earlier date) after giving effect to the amendments contained herein and (d) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof after giving effect to the amendments contained herein.

SUBPART 6.5  Counterparts.  This Seventh Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.  Delivery of executed counterparts of this Seventh Amendment by telecopy or other electronic transmission shall be effective as an original and shall constitute a representation that an original will be delivered.

SUBPART 6.6  Full Force and Effect; Limited Amendment.  Except as expressly amended or waived hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms.  The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Obligor which would require the consent of the Lenders under the Existing Credit Agreement or any of the Loan Documents.

SUBPART 6.7  Governing Law. THIS SEVENTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SUBPART 6.8  Successors and Assigns.  This Seventh Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

* * * * *

Each of the parties hereto has caused a counterpart of this Seventh Amendment to be duly executed and delivered as of the date first above written.

BORROWERS	HECLA ALASKA LLC, a Delaware limited liability company

	By:	Hecla Limited, its Managing Member

By:
Name:
Title:

HECLA GREENS CREEK MINING COMPANY, a Delaware corporation

By:
Name:
Title:

HECLA JUNEAU MINING COMPANY, a Delaware corporation

By:
Name:
Title:

OTHER OBLIGORS:	HECLA MINING COMPANY, a Delaware corporation

By:
Name:
Title:

BURKE TRADING INC., a Delaware corporation

By:
Name:
Title:

HECLA ADMIRALTY COMPANY, a Delaware corporation

By:
Name:
Title:

HECLA LIMITED, a Delaware corporation

By:
Name:
Title:

SILVER HUNTER MINING COMPANY, a Delaware corporation

By:
Name:
Title:

RHL HOLDINGS, INC., a Delaware corporation

By:
Name:
Title:

THE BANK OF NOVA SCOTIA, as a Lender

By:
Name:
Title:

By:
Name:
Title:

ING CAPITAL LLC, as a Lender

By:
Name:
Title:

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